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                                    FORM 8-A

                        Securities and Exchange Commission
                              Washington, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               CLAIMSNET.COM INC.
              (Exact name of registrant as specified in its charter)


            DELAWARE                                   75-2649230
    (State of incorporation                         (I.R.S. Employer
        organization)                            Identification Number)


               12801 NORTH CENTRAL EXPRESSWAY, DALLAS, TEXAS 75243 (Address of principal executive offices, including zip code)


          SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

TITLE OF EACH CLASS TO                       NAME OF EACH EXCHANGE ON WHICH EACH
  BE SO REGISTERED                            EACH CLASS IS TO BE SO REGISTERED
----------------------                       -----------------------------------

    Common Stock,                                 NASDAQ SmallCap Market
    par value $.001 per share                     Boston Stock Exchange


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

     None.

                                  ----------

               Copies of correspondence should be forwarded to:

                            ROBERT STEVEN BROWN, ESQ.
                         BROCK SILVERSTEIN MCAULIFFE LLC
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                            NEW YORK, NEW YORK 10022

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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     Incorporated by reference to the information set forth under the heading "Description of Securities -- Common Stock" contained in the Registration Statement on Form S-1 (Registration No. 333-36209) under the Securities Act of 1933, as amended, as filed with the Securities and Exchange Commission on October 30, 1998 and as such registration statement may be hereafter amended.

ITEM 2.   EXHIBITS.

Exhibit No.    Exhibit
-----------    -------

   3.1 Articles of Incorporation, as amended (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1 (Registration No. 333-36209) under the Securities Act of 1933, as amended).

   3.2 Bylaws (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-1 (Registration No. 333-36209) under the Securities Act of 1933, as amended).

   4.2 Specimen of Common Stock Certificate (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-1 (Registration No. 333-36209) under the Securities Act of 1933, as amended).




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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         CLAIMSNET.COM INC.


Date: December 2, 1998                   By: /s/ Bo W. Lycke
                                            -------------------------------
                                            Bo W. Lycke
                                            President













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